UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2026
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3550 Peachtree Road NE, Suite 1100
Atlanta, Georgia 30326
(Address of Principal Executive Offices)
(404) 760-4000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2026, the Board of Directors (the “Board”) of Novelis Inc. (the “Company” or “Novelis”) approved the fiscal year 2027 annual incentive plan (the “FY2027 AIP”) and the fiscal year 2027 long-term incentive plan (the “FY2027 LTIP”) for certain eligible employees, including the Company’s named executive officers (which includes its principal executive and financial officers). Pursuant to these plans, the Board granted to our named executive officers annual cash incentive award opportunities under the FY2027 AIP (the “AIP Awards”) and restricted stock units (“RSUs”), stock appreciation rights (“SARs”), and/or performance units (“PUs,” and together with RSUs and SARs, the “LTI Awards”) under the FY2027 LTIP.
The Board, together with the Compensation Committee of the Board, established FY2027 AIP and FY2027 LTIP target award opportunities for each of the named executive officers within the ranges previously disclosed by the Company in its Annual Report on Form 10-K/A for the year ended March 31, 2026 (the “2026 10-K/A”). The LTI Awards were awarded pursuant to award agreements the forms of which are filed herewith and are substantially the same as those used for prior LTI awards (the “Award Agreements”).
The annual performance metrics for the AIP Awards applicable to our named executive officers include Adjusted Operating EBITDA, Adjusted Operating Cash Flow and Global Safety (each metric as defined substantially the same as provided in the 2026 10-K/A). Additionally, for our Chief Executive Officer and Chief Financial Officer, who have significant oversight over the process of building a greenfield rolling and recycling facility in Bay Minette, Alabama, the AIP Awards include additional metrics tied to project milestones.
PUs are eligible to vest following the conclusion of a three-year performance period based on the level of achievement of goals related to return on capital employed and net income. One-third (33 1/3%) of the RSUs and SARs will vest on each of the first, second, and third anniversaries of June 11, 2026, subject to the named executive officer’s continued employment on each vesting date (with certain exceptions as provided in the respective Award Agreement).
The foregoing descriptions of the FY2027 AIP, the FY2027 LTIP, and the Award Agreements are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Novelis 2027 Annual Incentive Plan
10.2	Novelis 2027 Long-Term Incentive Plan
10.3	Novelis 2027 Long-Term Incentive Plan Stock Appreciation Rights Grant Notice
10.4	Novelis 2027 Long-Term Incentive Plan Restricted Stock Unit Grant Notice
10.5	Novelis 2027 Long-Term Incentive Plan Performance Unit Grant Notice
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: August 26, 2026	By:	/s/ Chirag Shah
Name: Chirag Shah
Title: Chief Legal Officer and Secretary